UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2009

S1 Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

705 Westech Drive, Norcross, Georgia	30092
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (404) 923-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2
to Rule 14d-2(b)(2)

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 30, 2009, S1 Corporation ("S1") issued a press release announcing its results of operations for the first quarter ended March 31, 2009.  That press release is furnished as Exhibit 99.1 to this report. Also, on May 1, 2009, at 8:30 a.m. ET, S1 will hold a conference call during which S1 will discuss its results for the first quarter ended March 31, 2009.  A webcast of the call will be available through S1's website, www.s1.com. A replay of the call will be available for two weeks on S1's website.

The information contained in this Item 2.02, including the exhibit referenced herein, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.

Exhibit No.	Description
99.1	Press release dated April 30, 2009.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION
(Registrant)

/s/ Gregory D. Orenstein
Gregory D. Orenstein
SVP, Chief Legal Officer and Secretary

Date: April 30, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 30, 2009.